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Consent of Independent Accountants

We hereby consent to the use, in this Registration Statement on Form N-4 (File No. 333-63328) of our report dated March 1, 2001, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 22, 2001, on our audit of the financial statements of The Protective Variable Annuity Separate Account, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Birmingham, Alabama
September 18, 2001

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Consent of Independent Accountants